Exhibit 10.(a) 1 EIGHTEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP THIS EIGHTEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this “Amendment”), dated as of October 18, 2021, is entered into by the undersigned parties. W I T N E S S E T H: WHEREAS, Saul Holdings Limited Partnership (the “Partnership”) was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the “Original Agreement”); WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, by that certain Third Amendment dated July 21, 1994, by that certain Fourth Amendment dated December 1, 1996, by that certain Fifth Amendment dated July 6, 2000, by that certain Sixth Amendment dated November 5, 2003, by that certain Seventh Amendment dated November 26, 2003 , by that certain Eighth Amendment dated December 31, 2007, by that certain Ninth Amendment dated March 27, 2008, by that Tenth Amendment dated April 4, 2008, by that certain Eleventh Amendment dated September 23, 2011, by that certain Twelfth Amendment dated February 12, 2013, by that certain Thirteenth Amendment dated November 12, 2014, by that certain Fourteenth Amendment dated January 23, 2018, by that certain Fifteenth Amendment dated May 9, 2018, by that certain Sixteenth Amendment dated September 17, 2019, and by that certain Seventeenth Amendment dated June 29, 2021 (as amended, the “Agreement”); WHEREAS, pursuant to a Contribution Agreement, dated November 5, 2019, as amended by that certain First Amendment to the Contribution Agreement dated March 5, 2021 (as amended, the “Contribution Agreement”), among the Partnership and 1592 Rockville Pike LLC, an affiliate of the Partnership (the “Company”), the Company agreed to contribute certain fee and leasehold interests in certain land and the improvements located thereon known as Twinbrook Quarter to the Partnership in exchange (at a time and on the terms and conditions set forth in the Contribution Agreement) for Partnership Units; WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership, desire to amend Exhibit A to the Agreement to reflect such additional Capital Contribution and to consent to the issuance of additional Partnership Units in accordance with the terms set forth in the Contribution Agreement.

Exhibit 10.(a) 2 NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound, hereby agree as follows: 1. The Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced as contemplated by the Exhibit A attached hereto. 2. Notwithstanding anything in the Agreement to the contrary, the General Partner and the Limited Partners party hereto, who hold in the aggregate more than fifty percent (50%) of the total Partnership Interests held by the Limited Partners, hereby consent to the issuance of additional Partnership Units to the Company in accordance with the terms set forth in the Contribution Agreement, which Partnership Units shall carry the Rights set forth in the Agreement. Immediately following the issuance of such Partnership Units to the Company, the Company shall be a Limited Partner for all purposes under the Agreement. 3. Except as the context may otherwise require, any terms used in this Amendment that are defined in the Agreement shall have the same meaning for purposes of this Amendment as in the Agreement. 4. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects. 5. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature hereto. [Signature Page Follows]

Exhibit 10.(a) 3 IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above. GENERAL PARTNER SAUL CENTERS, INC., a Maryland corporation By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer LIMITED PARTNERS B. F. SAUL REAL ESTATE INVESTMENT TRUST, a Maryland unincorporated business trust By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chairman and Chief Executive Officer WESTMINSTER INVESTING, LLC, a Maryland limited liability company By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: President VAN NESS SQUARE CORPORATION, a Maryland corporation By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: President

Exhibit 10.(a) 4 DEARBORN, L.L.C., a Delaware limited liability company By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chief Executive Officer B.F. SAUL PROPERTY COMPANY, a Maryland corporation By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chairman of the Board AVENEL EXECUTIVE PARK PHASE II, L.L.C., a Maryland limited liability company By: /s/ D. Todd Pearson Name: D. Todd Pearson Title: President 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chief Executive Officer

Exhibit 10.(a) 5 Exhibit A

Exhibit 10.(a) 6